EXECUTION VERSION

SUBSIDIARY GUARANTY
This SUBSIDIARY GUARANTY dated as of December 16, 2011 (this “Guaranty”) is made by each of the Persons that is a signatory hereto (individually a “Guarantor” and collectively, the “Guarantors”) in favor of JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) under the Credit Agreement referred to below, for the benefit of the Administrative Agent, the Lenders and their Affiliates to the extent provided below.
WITNESSETH:
WHEREAS, SXC Health Solutions Corp., a corporation organized under the laws of the Yukon Territory, Canada (the “Borrower”), the Lenders and the Administrative Agent are contemporaneously herewith entering into a Credit Agreement dated as of the date hereof (as the same may be amended, supplemented or otherwise modified and/or restated from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them by the Credit Agreement;
WHEREAS, it is a condition precedent to the extension of credit by the Lenders under the Credit Agreement that each of the Guarantors execute and deliver this Guaranty whereby each of the Guarantors shall guarantee the payment when due of all Liabilities (as defined below); and
WHEREAS, in consideration of the financial and other support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to the Guarantors, and in order to (a) induce the Lenders and the Administrative Agent to enter into the Credit Agreement and extend credit thereunder and (b) induce the Lenders and their Affiliates to enter into one or more Swap Agreements permitted by the Credit Agreement (such agreements, as from time to time amended, supplemented or otherwise modified, being the “Covered Swap Agreements”) and (c) to induce the Lenders and their Affiliates to enter into one or more Banking Services Agreements (as defined below), and because each Guarantor has determined that executing this Guaranty is in its interest and to its financial benefit, each of the Guarantors is willing to guarantee the obligations of the Borrower under the Credit Agreement, any note issued thereunder, the Covered Swap Agreements and the Banking Services Agreements (all of the foregoing agreements or arrangements being the “Facilities” and any writing evidencing, supporting or securing a Facility, including but not limited to this Guaranty, as such writing may be amended, supplemented or otherwise modified from time to time, being a “Facility Document”).
NOW THEREFORE, in order to induce the Guaranteed Parties (as defined below) to enter into or extend or continue credit or give financial accommodation under the Facilities, each Guarantor agrees as follows:
1.Guaranty of Payment. Each Guarantor unconditionally and irrevocably guarantees to each of the Administrative Agent, the Lenders, their Affiliates party to a Covered Swap Agreement or a Banking Services Agreement and each of their permitted assignees (individually a “Guaranteed Party” and collectively, the “Guaranteed Parties”) the punctual payment of all sums now owing or which may in the future be owing by the Borrower under the Facility Documents, when the same are due and payable, whether on demand, at stated maturity, by acceleration or otherwise, and whether for principal, interest, fees, expenses, indemnification or otherwise (all of the foregoing sums being the “Liabilities”). The Liabilities include, without limitation, interest accruing after the commencement of a proceeding under bankruptcy, insolvency or similar laws of any jurisdiction at the rate or rates provided in the Facility Documents. Upon the failure by the Borrower to pay punctually any Liability, each of the Guarantors agrees that it shall forthwith upon demand pay to the Administrative Agent for the benefit of the Guaranteed Parties (or in the case of amounts owing under a Covered Swap Agreement or Banking Services Agreement, to the applicable Guaranteed Party) the amount not so paid at the place and in the manner specified in the applicable Facility Document. This Guaranty is a guarantee of payment and not of collection only. The Guaranteed Parties shall not be required to exhaust any right or remedy or take any action against the Borrower or any other person or entity or any collateral. Each Guarantor agrees that, as between such Guarantor and the Guaranteed Parties, the Liabilities may be declared to be due and payable for the purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any declaration as regards the Borrower and that in the event of a declaration or attempted declaration, the Liabilities shall immediately become due and payable by such Guarantor for the purposes of this Guaranty. All liabilities of the Guarantors hereunder shall be the joint and several liabilities of each Guarantor. For purposes hereof, “Banking Services Agreement” means an agreement with respect to any of the following bank services provided to any the Borrower or its Subsidiaries by any Lender or any of its Affiliates: (a) commercial credit cards, (b) stored value cards, (c) purchasing cards and (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).
2.    Guaranty Absolute. Each Guarantor guarantees that the Liabilities shall be paid strictly in accordance with the terms of the Facility Documents. The liability of a Guarantor under this Guaranty is absolute and unconditional irrespective of: (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Facility Documents or Liabilities, or any other amendment or waiver of or any consent to departure from any of the terms of any Facility Document or Liability, including any increase or decrease in the rate of interest thereon; (b) any release or amendment or waiver of, or consent to departure from, any other guaranty or support document, or any exchange, release or non-perfection of any collateral, for all or any of the Facility Documents or Liabilities; (c) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of any Facility Document or Liability; (d) without being limited by the foregoing, any lack of validity or enforceability of any Facility Document or Liability; and (e) any other setoff, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Facility Documents or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of, any of the Borrowers or any Guarantor.
3.    Guaranty Irrevocable. This Guaranty is a continuing guaranty of the payment of all Liabilities now or hereafter existing under the Facility Documents and shall remain in full force and effect until payment in full of all Liabilities and other amounts payable under this Guaranty and until the Facility Documents are no longer in effect.
4.    Reinstatement. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Liabilities is rescinded or must otherwise be returned by any Guaranteed Party on the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though the payment had not been made.
5.    Subrogation. No Guarantor shall exercise any rights which it may acquire by way of subrogation, by any payment made under this Guaranty or otherwise, until all the Liabilities have been paid in full (other than unasserted contingent indemnification obligations and unasserted reimbursement obligations) and the Facility Documents are no longer in effect. If any amount is paid to a Guarantor on account of subrogation rights under this Guaranty at any time when all the Liabilities have not been paid in full (other than unasserted contingent indemnification obligations and unasserted reimbursement obligations), the amount shall be held in trust by such Guarantor for the benefit of the Guaranteed Parties and shall be promptly paid to the Administrative Agent for the benefit of the Guaranteed Parties to be credited and applied to the Liabilities, whether matured or unmatured or absolute or contingent, in accordance with the terms hereof and of the Facility Documents. If a Guarantor makes payment to the Guaranteed Parties of all or any part of the Liabilities and all the Liabilities are paid in full (other than unasserted contingent indemnification obligations and unasserted reimbursement obligations) and the Facility Documents are no longer in effect, the applicable Guaranteed Party shall, at such Guarantor’s request, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Liabilities resulting from such payment.
6.    Subordination. Without limiting the Guaranteed Parties’ rights under any other agreement, any liabilities owed by the Borrower to a Guarantor in connection with any extension of credit or financial accommodation by a Guarantor to or for the account of the Borrower, including but not limited to interest accruing at the agreed contract rate after the commencement of a bankruptcy or similar proceeding, are hereby subordinated to the Liabilities, and such liabilities of the Borrower to such Guarantor, if the Administrative Agent so requests, shall be collected, enforced and received by such Guarantor as trustee for the Guaranteed Parties and shall be paid over to the Administrative Agent for the benefit of the Guaranteed Parties on account of the Liabilities but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.
7.    Payments Generally. All payments by a Guarantor hereunder shall be made in the manner, at the place and in the currency (the “Payment Currency”) required by the applicable Facility Document; provided, however, that if the Payment Currency is other than dollars, a Guarantor may, at its option (or, if for any reason whatsoever such Guarantor is unable to effect payments in the foregoing manner, such Guarantor shall be obligated to), pay to the applicable Guaranteed Party at its principal office the equivalent amount in dollars computed in the same manner as, and such Guarantor shall indemnify the applicable Guaranteed Party to the same extent as set forth in, Section

9.15 of the Credit Agreement.
8.    Certain Taxes. Each Guarantor further agrees that all payments to be made hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes (such Indemnified Taxes or Other Taxes being referred to herein as “Taxes”). If any Taxes are required to be withheld from any amounts payable to a Guaranteed Party hereunder, the amounts so payable to such Guaranteed Party shall be increased to the extent necessary to yield to such Guaranteed Party (after payment of all Taxes) the amounts payable hereunder in the full amounts so to be paid. Whenever any such Tax is withheld and paid by a Guarantor, as promptly as possible thereafter, such Guarantor shall send the Administrative Agent an official receipt showing payment thereof, together with such additional documentary evidence as may be reasonably required from time to time by the Administrative Agent or such Guaranteed Party.
9.    Representations and Warranties. Each Guarantor represents and warrants that: (a) the execution, delivery and performance of this Guaranty by such Guarantor (i) are within such Guarantor’s organizational powers and have been duly authorized by all necessary organizational action and, if required, actions by equity holders on the part of such Guarantor, (ii) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (iii) will not violate any applicable law or regulation or the charter, by-laws, partnership agreement or other organizational documents of such Guarantor or any of its Subsidiaries or any order of any Governmental Authority and (iv) will not violate or result in a default under any indenture, agreement or other instrument binding upon such Guarantor or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by such Guarantor or any of its Subsidiaries, except in the cases of clauses (ii), (iii) and (iv), where the failure to so obtain or such violation, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; (b) this Guaranty has been duly executed and delivered by such Guarantor and constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (c) in executing and delivering this Guaranty, such Guarantor has (i) without reliance on any Guaranteed Party or any information received from any Guaranteed Party and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and the Borrower, the Borrower’s business, assets, operations and condition, financial or otherwise, and any circumstances which may bear upon such transactions, the Borrower or the obligations and risks undertaken herein with respect to the Liabilities; (ii) adequate means to obtain from the Borrower on a continuing basis information concerning the Borrower; (iii) has full and complete access to the Facility Documents and any other documents executed in connection with the Facility Documents; and (iv) not relied and will not rely upon any representations or warranties of any Guaranteed Party not embodied herein or any acts heretofore or hereafter taken by any Guaranteed Party (including but not limited to any review by any Guaranteed Party of the affairs of the Borrower). Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of this Guaranty and on the date of each Borrowing and each issuance request with respect to each Letter of Credit requested under the Credit Agreement.

10.    Limitation on Obligations. The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Guarantor’s liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantors or any Guaranteed Party, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Guarantor’s “Maximum Liability”). This Section 10 with respect to the Maximum Liability of the Guarantors is intended solely to preserve the rights of the Guaranteed Parties hereunder to the maximum extent not subject to avoidance under applicable law, and neither any Guarantor nor any other person or entity shall have any right or claim under this Section 10 with respect to the Maximum Liability, except to the extent necessary so that the obligations of any Guarantor hereunder shall not be rendered voidable under applicable law.
Each of the Guarantors agrees that the Liabilities may at any time and from time to time exceed the Maximum Liability of each Guarantor, and may exceed the aggregate Maximum Liability of all other Guarantors, without impairing this Guaranty or affecting the rights and remedies of the Guaranteed Parties hereunder. Nothing in this Section 10 shall be construed to increase any Guarantor’s obligations hereunder beyond its Maximum Liability.
In the event any Guarantor (a “Paying Guarantor”) shall make any payment or payments under this Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations under this Guaranty, each other Guarantor (each a “Non-Paying Guarantor”) shall contribute to such Paying Guarantor an amount equal to such Non-Paying Guarantor’s “Pro Rata Share” of such payment or payments made, or losses suffered, by such Paying Guarantor. For the purposes hereof, each Non-Paying Guarantor’s “Pro Rata Share” with respect to any such payment or loss by a Paying Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (i) such Non-Paying Guarantor’s Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such Non-Paying Guarantor’s Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Guarantor from the Borrower after the date hereof (whether by loan, capital infusion or by other means) to (ii) the aggregate Maximum Liability of all Guarantors hereunder (including such Paying Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any Guarantor, the aggregate amount of all monies received by all Guarantors from the Borrower after the date hereof (whether by loan, capital infusion or by other means). Nothing in this Section 10 shall affect any Guarantor’s several liability for the entire amount of the Liabilities (up to such Guarantor’s Maximum Liability). Guarantor covenants and agrees that its right to receive any contribution under this Guaranty from a Non-Paying Guarantor shall be subordinate and junior in right of payment to all the Liabilities. The provisions of this Section 10 are for the benefit of both the Guaranteed Parties and the Guarantors and may be enforced by any one, or more, or all of them in accordance with the terms hereof.
11.    Application of Payments. All payments received by the Administrative Agent hereunder shall be applied by the Administrative Agent to payment of the Liabilities in the following order unless the Administrative Agent shall otherwise agree or a court of competent jurisdiction shall otherwise direct:
FIRST, to payment of all costs and expenses of the Administrative Agent incurred in connection with the collection and enforcement of the Liabilities;
SECOND, to payment of that portion of the Liabilities constituting accrued and unpaid interest and fees (other than in respect of Swap Agreements and obligations in respect of Banking Services Agreements), pro rata among the Guaranteed Parties in accordance with the amount of such accrued and unpaid interest and fees then due and owing to each of them;
THIRD, to payment of the principal of the Liabilities and the net early termination payments and any other obligations under Covered Swap Agreements or Banking Services Agreements then due and owing from the Borrower to any of the Guaranteed Parties, pro rata among the Guaranteed Parties in accordance with the amount of such principal and such net early termination payments and other obligations under Covered Swap Agreements then due and owing to each of them; and
FOURTH, to payment of any Liabilities (other than those listed above) pro rata among those parties to whom such Liabilities are due in accordance with the amounts owing to each of them.
12.    Remedies Generally. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law or otherwise.
13.    Setoff. Each Guarantor agrees that, in addition to (and without limitation of) any right of setoff, banker’s lien or counterclaim the Guaranteed Parties may otherwise have, each Guaranteed Party shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of such Guarantor at any of such Guaranteed Party’s offices, in dollars or in any other currency, against any amount payable by such Guarantor under this Guaranty which is not paid when due (regardless of whether such balances are then due to such Guarantor), in which case it shall promptly notify such Guarantor thereof; provided that the Guaranteed Parties’ failure to give such notice shall not affect the validity thereof.
14.    Formalities. Each Guarantor waives presentment, notice of dishonor, protest, notice of acceptance of this Guaranty or incurrence of any Liability, notice of assignment hereunder in whole or in part or of any default hereunder or under the Credit Agreement and any other formality with respect to any of the Liabilities or this Guaranty.
15.    Amendments and Waivers. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by a Guarantor therefrom, shall be effective unless it is in writing and signed by the Administrative Agent, subject to any consents required under Section 9.02 of the Credit Agreement, and then the waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any Guaranteed Party to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver or preclude any other or further exercise thereof or the exercise of any other right.
16.    Expenses. The Guarantors shall reimburse the Guaranteed Parties on demand for all reasonable and documented out-of-pocket expenses incurred by such Guaranteed Parties, including the reasonable and documented fees, charges and disbursements of counsel for the Guaranteed Parties, in connection with the enforcement of this Guaranty. The obligations of each Guarantor under this Section shall survive the termination of this Guaranty.
17.    Assignment. This Guaranty shall be binding on, and shall inure to the benefit of each Guarantor, each Guaranteed Party and their respective successors and assigns; provided that a Guarantor may not assign or transfer its rights or obligations under this Guaranty. Without limiting the generality of the foregoing, each Guaranteed Party may assign, sell participations in or otherwise transfer its rights under the Facility Documents in accordance with the terms thereof to any other person or entity, and the other Person shall then become vested with all the rights granted to the Guaranteed Parties in this Guaranty or otherwise.
18.    Captions. The headings and captions in this Guaranty are for convenience only and shall not affect the interpretation or construction of this Guaranty.
19.    Governing Law, Etc. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. SERVICE OF PROCESS BY A GUARANTEED PARTY IN CONNECTION WITH ANY DISPUTE BEFORE ANY OF THE FOREGOING SHALL BE BINDING ON A GUARANTOR IF SENT TO SUCH GUARANTOR BY REGISTERED MAIL AT THE ADDRESS SPECIFIED FOR NOTICES BELOW OR AS OTHERWISE SPECIFIED BY SUCH GUARANTOR FROM TIME TO TIME. EACH GUARANTOR WAIVES ANY RIGHT SUCH GUARANTOR MAY HAVE TO JURY TRIAL IN ANY ACTION RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FURTHER WAIVES ANY RIGHT TO INTERPOSE ANY COUNTERCLAIM RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY SUCH ACTION. TO THE EXTENT THAT A GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER FROM SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF A JUDGMENT, EXECUTION OR OTHERWISE), SUCH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH

IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.
20.    Integration; Effectiveness. This Guaranty alone sets forth the entire understanding of each Guarantor and the Guaranteed Parties relating to the guarantee of the Liabilities and constitutes the entire contract between the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Guaranty shall become effective when it shall have been executed and delivered by each Guarantor to the Administrative Agent. Delivery of an executed signature page of this Guaranty by telecopy or other electronic transmission shall be effective as delivery of a manually executed signature page of this Guaranty.
21.    Additional Subsidiary Guarantors. Pursuant to Section 5.09 of the Credit Agreement, certain Subsidiaries are from time to time required to enter into this Guaranty as a Guarantor. Upon execution and delivery after the date hereof by the Administrative Agent and a Subsidiary of a supplement in the form of Exhibit A hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guaranty shall not require the consent of any Guarantor hereunder, of the Borrower or of any Guaranteed Party. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party hereto.
22.    Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. Notices to the Guarantors shall be sent to them in care of the Borrower or at such other address as they may specify in a writing delivered to the Administrative Agent in the manner specified by such Section 9.01.
23.    Release. The Guarantors shall be automatically released from their respective obligations hereunder as and to the extent provided in Section 9.16 of the Credit Agreement.
[signature pages follow]

IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty to be duly executed and delivered by its authorized officer as of the date first above written.

SXC HEALTH SOLUTIONS, INC.
By: __/s/ Jeffrey Park __________
Name:  Jeffrey Park
Title:   Executive Vice President and Chief
Financial Officer
Address:  __________________

INFORMEDRX, INC.
By: __/s/ Jeffrey Park __________
Name:  Jeffrey Park
Title:  CFO, EVP, Finance, Secretary and Treasurer
Address:  __________________

NMHCRX MAIL ORDER, INC.
By: __/s/ Jeffrey Park __________
Name:  Jeffrey Park
Title:  CFO, EVP, Finance, Secretary and Treasurer
Address:  __________________

PORTLAND PROFESSIONAL PHARMACY ASSOCIATES
By: __/s/ Jeffrey Park __________
Name:  Jeffrey Park
Title:  CFO, EVP, Finance, Secretary and Treasurer
Address:  __________________

MEDFUSIONRX, LLC
By: __/s/ Jeffrey Park __________
Name:  Jeffrey Park
Title:  CFO, EVP, Finance, Secretary and

Treasurer
Address:  __________________

HEALTH BUSINESS SYSTEMS, INC.
By: __/s/ Jeffrey Park __________
Name:  Jeffrey Park
Title:  CFO, EVP, Finance, Secretary and Treasurer
Address:  __________________

EXHIBIT A
TO SUBSIDIARY GUARANTY
SUPPLEMENT NO. __ (this “Supplement”) dated as of _______________, 20__ to the Subsidiary Guaranty dated as of December 16, 2011 (as amended, supplemented or otherwise modified from time to time, the “Guaranty”), by certain Subsidiaries of SXC Health Solutions Corp., a corporation organized under the laws of the Yukon Territory, Canada (the “Borrower”), party thereto (each individually, a “Guarantor” and collectively, the “Guarantors”) in favor of the Administrative Agent (as defined below), for the benefit of the Guaranteed Parties.
Reference is made to the Credit Agreement dated as of December 16, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A. (the “Administrative Agent”).
Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty and the Credit Agreement.
The Guarantors have entered into the Guaranty in order to induce the Guaranteed Parties to extend credit and take other actions pursuant to the Facility Documents. Pursuant to Section 5.09 of the Credit Agreement, the undersigned Subsidiary is required to enter into the Guaranty as a Guarantor. Section 21 of the Guaranty provides that additional Subsidiaries of the Borrower may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty in order to induce the Guaranteed Parties to extend and continue the extension of credit pursuant to the Credit Agreement and/or to enter into and perform under other Facility Documents.
Accordingly, the Administrative Agent and the New Guarantor agree as follows:
SECTION 1.    In accordance with Section 21 of the Guaranty, the New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms thereof and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof (with all references to “the Guaranty” in Section 9 of the Guaranty being deemed references to the Guaranty as supplemented by this Supplement) and (b) without limiting the foregoing, guaranties the punctual payment of all Liabilities now owing or which may in the future be owing by the Borrower under the Facility Documents, when the same are due and payable, whether on demand, at stated maturity, by acceleration or otherwise. Henceforth, each reference to a “Guarantor” in the Guaranty shall be deemed to include the New Guarantor. The Guaranty is hereby incorporated herein by reference.
SECTION 2.    This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent.
SECTION 3.    Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.
SECTION 4.    THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH

AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
SECTION 5.    All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.
IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Guaranty as of the day and year first above written.
[Name of New Guarantor]
By:
Name:
Title:
Address:
JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:
Name:
Title: